UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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(Name of Registrants as Specified in Its Charter)

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Lord Abbett Credit Opportunities Fund

Lord Abbett Special Situations Income Fund

Lord Abbett Floating Rate High Income Fund

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Lord Abbett Credit Opportunities Fund
Lord Abbett Special Situations Income Fund
Lord Abbett Floating Rate High Income Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Fellow Shareholder,

You are cordially invited to participate in a joint special meeting of shareholders of Lord Abbett Credit Opportunities Fund, Lord Abbett Special Situations Income Fund, and Lord Abbett Floating Rate High Income Fund (each, a “Fund” and collectively, the “Funds”). The meeting will take place virtually on June 28, 2024 at 9:00 am (Eastern Time). The purpose of the meeting is to vote on a proposal to elect four new nominees named in the attached joint proxy statement to the Funds’ Boards of Trustees (each, a “Board”), effective as of the later of (i) July 5, 2024 and (ii) the date the nominees of the relevant Fund are elected (the “Transition Date”). If all the nominees of the relevant Fund are elected, all current trustees (each, a “Trustee” and collectively, the “Trustees”) will resign with respect to that Fund, effective on the Transition Date.

The attached materials provide more information about the proposal, including each nominee’s background and qualifications. Each Board recommends that you vote “FOR” each of the nominees. We urge you to read the full text of the attached joint proxy statement before voting.

The proxy materials are being provided beginning on or about June 5, 2024 to shareholders who owned shares of the of Funds as of May 10, 2024.

Your vote is important. Whether or not you plan to attend the virtual meeting, we ask that you please vote promptly via the Internet, by telephone, or by mail by completing and signing the enclosed proxy card and returning it in the enclosed envelope. Your prompt vote will help save the costs of further proxy solicitation, which are being borne by Lord, Abbett & Co. LLC. If you have any questions or need assistance voting, please contact your financial intermediary or call the Funds at 888-522-2388.

Thank you for investing in the Lord Abbett Family of Funds. It is a privilege to manage your investment.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Trustee

Lord Abbett Credit Opportunities Fund
Lord Abbett Special Situations Income Fund
Lord Abbett Floating Rate High Income Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote is important.

Although we urge you to read the full text of the attached joint proxy statement, for your convenience we have provided a brief overview of the proposal on which you are being asked to vote.

Why am I receiving the joint proxy statement?

The Funds are holding a joint special meeting of shareholders on June 28, 2024 to elect members of the Funds’ Boards of Trustees, effective on the Transition Date. This joint proxy statement describes a proposal to elect four new trustees: Lorraine Hendrickson, John Shaffer, Lisa Shalett, and Steven Rocco (each a “Board nominee” and, collectively, the “Board nominees”). If all the nominees of the relevant Fund are elected, all current Trustees will resign with respect to that Fund, effective on the Transition Date. You are eligible to vote on the proposal (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) if you own shares of one or more Funds as of May 10, 2024. Your proxy card indicates the Fund(s) in which you own shares.

How do the Boards of the Funds recommend that I vote?

The Boards believe the election of each Board nominee is in your best interest and unanimously recommend that you vote “FOR” each Board nominee.

How can I vote?

You can vote in any of four ways:

•	Via the Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	By mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

•

Virtually attending the meeting. You may virtually attend the special meeting of shareholders to vote; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the proxy statement for instructions on how to vote virtually at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

Will my vote make a difference?

Yes! Your vote is important no matter how many shares you own. You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of a Fund on the record date May 10, 2024. Voting is an important way to participate in the governance and management of your Fund. Additionally, your prompt vote will help save the costs of further proxy solicitation, which are being borne by Lord, Abbett & Co. LLC (“Lord Abbett”).

Who will pay the costs associated with the proxy solicitation?

Lord Abbett will bear all costs associated with the proxy solicitation, including printing, distribution, and proxy solicitation costs, and related legal and accounting fees. The Funds have retained Computershare Inc. (“Computershare”), a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Lord Abbett will pay Computershare approximately $40,000 for such services (including reimbursement of out-of-pocket expenses).

Whom should I call if I have questions?

If you need more information, or have any questions about voting, please call the Funds at 888-522-2388.

Please vote now.

To avoid the unnecessary costs of further proxy solicitation, please vote promptly via the Internet, by telephone, or by mail, no matter how large or small your Fund holdings may be.

Lord Abbett Credit Opportunities Fund
Lord Abbett Special Situations Income Fund
Lord Abbett Floating Rate High Income Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 28, 2024

A joint special meeting of shareholders of Lord Abbett Credit Opportunities Fund, Lord Abbett Special Situations Income Fund and Lord Abbett Floating Rate High Income Fund (each, a “Fund” and collectively, the “Funds”) will be held virtually on June 28, 2024 at 9:00 am (Eastern Time), to consider and vote on the following proposal, as described more fully in the accompanying joint proxy statement:

PROPOSAL: To elect Lorraine Hendrickson, John Shaffer, Lisa Shalett, and Steven Rocco to serve as new trustees on each Fund’s Board of Trustees effective as of the later of (i) July 5, 2024 and (ii) the date the nominees of the relevant Fund are elected.

In addition, Fund shareholders will be asked to transact such other business as may properly come before the meeting or any adjournments, postponements, or delays of the meeting.

Shareholders of record of each Fund as of the close of business on May 10, 2024 are entitled to notice of and to vote at the meeting and any adjournments, postponements, or delays of the meeting. Shareholders are entitled to one vote for each full share owned and a proportionate vote for each fractional share owned.

Your vote is important, no matter how many shares you own. Your prompt vote will help save the costs of further proxy solicitation, which are being borne by Lord Abbett. Please vote via the Internet, by telephone, by mail, or by attending the virtual meeting and voting. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.

You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card voting instruction form or notice you previously received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. ET on June 25, 2024. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Questions from shareholders to be considered at the Meeting must be submitted to Computershare at shareholdermeetings@computershare.com no later than 5:00 p.m. ET on June 25, 2024.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Boards,

Randolph A. Stuzin
June 5, 2024	Vice President and Assistant Secretary

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held June 28, 2024

The Joint Proxy Statement is available at www.proxy-direct.com/lor-33871. To access the Joint Proxy Statement, you will need the control number provided on your proxy card.

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Lord Abbett Credit Opportunities Fund
Lord Abbett Special Situations Income Fund
Lord Abbett Floating Rate High Income Fund

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (collectively, the “Board,” the members of which are referred to as “Board members”) of each of Lord Abbett Credit Opportunities Fund (the “Credit Opportunities Fund”), Lord Abbett Special Situations Income Fund (the “Special Situations Income Fund”) and Lord Abbett Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each, a “Fund” and collectively, the “Funds”). The proxies will be voted at a joint special meeting of shareholders of the Funds to be held virtually on June 28, 2024, at 9:00 am (Eastern Time), and at any and all adjournments, postponements, or delays of the meeting (the “Meeting”). The Meeting will be held for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders to Be Held June 28, 2024. This Proxy Statement is first being made available to shareholders on or about June 5, 2024.

You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on May 10, 2024 (the “Record Date”). Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. If a proxy card is properly executed and returned, but the shareholder did not provide any instruction on how to vote for each Board nominee, the shares represented by the card will be voted “FOR” each Board nominee.

To revoke a proxy, you must submit a written notice of revocation or a later dated proxy to the applicable Fund or virtually attend the Meeting and vote, in all cases before the proxy is exercised at the Meeting. If you hold Fund shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions. For more information, please see the section of the Proxy Statement titled “Voting Information.”

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the applicable Fund at 90 Hudson Street, Jersey City, New Jersey 07302-3973, or by calling toll free at 888-522-2388. Copies of each Fund’s annual and semi-annual reports also are available on Lord, Abbett & Co. LLC’s (“Lord Abbett”) website at www.lordabbett.com and at the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Please vote now. Your vote is important.

PROPOSAL: ELECTION OF BOARD NOMINEES

Background Information

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund continuously offers its shares and is operated as an “interval fund,” whose management and operations are overseen by the Board. Lord Abbett intends to act as the investment adviser in the future for certain alternative investment vehicles (the “Alternative Funds”) that will seek to invest in assets including, but not limited to, private credit and less liquid investments. Lord Abbett anticipates that the boards of directors/trustees of future Alternative Funds will be comprised of other individuals than the current members of the Board. Lord Abbett intends to have a board for the Alternative Funds that is smaller in size to more effectively allocate among certain investments in the future that may require ad hoc Board approvals on an ongoing basis. Because the Funds are unlisted closed-end funds that may invest alongside future Alternative Funds in certain investments, Lord Abbett is recommending that the same individuals who will serve on the boards of directors/trustees of the Alternative Funds also serve on the Board of the Funds. The Board is currently comprised of ten members identified below. The Board nominated four individuals (each a “Board nominee” and collectively, the “Board nominees”) to serve as Trustees of the Funds.

The Board recommends a vote “FOR” the election of Lorraine Hendrickson, John Shaffer, Lisa Shalett, and Steven Rocco, effective as of the later of (i) July 5, 2024 and (ii) the date the nominees of the relevant Fund are elected (the “Transition Date”). The current members of the Board are not standing for election. As a result, if the Board nominees of the relevant Fund are elected, the Board nominees will serve as the new Board for such Fund, effective on the Transition Date, and all current Trustees (Evelyn E. Guernsey, Kathleen M. Lutito, James M. McTaggart, Charles O. Prince, Karla M. Rabusch, Lorin Patrick Taylor Radtke, Leah Song Richardson, Mark A. Schmid, James L.L. Tullis, and Douglas B. Sieg) will resign with respect to that Fund and cease to serve as Trustees effective on the Transition Date.

Please refer to the table in Appendix A, which provides certain biographical information about the Board nominees. Each of the Board nominees has consented to being named in this Proxy Statement and to serve as a Board member if elected.

The Board currently consists of ten Board members, nine of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds (the “independent Board members”). Appendix A and Appendix B provide certain biographical information, including relevant qualifications, about the current Trustees. If the Board nominees of the relevant Fund are elected the current Trustees will resign with respect to that Fund, effective on the Transition Date. The Board will then consist of four Board members, three of whom will not be “interested persons” of the Funds (the “Independent Trustee Nominees”). Each

Board nominee other than Mr. Rocco will be an independent Board member. Mr. Rocco is an interested person of the Funds under the 1940 Act because he is Partner and Co-Head of Fixed Income of Lord Abbett, the Funds’ investment adviser. Each Board nominee elected at the Meeting will serve until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, or removal.

Although each Fund’s Board consists of the same members (and the same nominees are proposed for election to the Board of every Fund), each Fund has a separate Board. Shareholders of each Fund, therefore, will vote separately on the election of members of their Fund’s Board. The election results as to any one Fund’s Board will not affect the results as to any other Fund’s Board.

As of the date of this Proxy Statement, none of the Independent Trustee Nominees beneficially owned any shares of the Funds.

To vote for the Board nominees, please vote by telephone or via the Internet, or sign, date, and return the enclosed proxy card.

Qualifications of Board Nominees

In accordance with the Board’s policies and responsibilities, the Board members, based on the recommendation of the independent Board Members, nominated each Board nominee at the April 9, 2024 Board meeting. The independent Board members evaluated each Board nominee both individually and in the broader context of the prospective Boards’ overall effectiveness, and made each nomination based on a variety of criteria, none of which in isolation was controlling. The factors summarized below led the Board to conclude that each Board nominee should be elected to the Board.

•

Each Board nominee possesses business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and the ability to exercise sound business judgment in matters relating to the current and long-term objectives of the Funds.

•

Each Board nominee has an understanding and appreciation of the important role occupied by a Board member, including the role of an independent Board member in the regulatory structure governing registered investment companies.

•	Each Board nominee has a desire and availability to serve as a Board member.

The biographies, including relevant qualifications, of each Board nominee are described in Appendix A and Appendix B, respectively.

In addition to individual qualifications, the qualifications described above are among those that the current independent Board members may consider for any additional independent Board nominees. The Boards do not currently have a standing nominating committee or a committee performing similar functions, but rather, the independent Board members participate in the consideration of nominees. The current independent Board members may also periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. The current independent Board members will consider Board member candidates recommended by shareholders using the same criteria the independent Board members use to evaluate other candidates. However, any nominees recommended by shareholders must demonstrate an ability to represent all shareholders and not just a limited set of shareholders. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.

Board Leadership Structure and Oversight

The Board currently consists of ten Board members, nine of whom are independent Board members. If the Board nominees of the relevant Fund are elected, the current Trustees have agreed to resign with respect to that Fund, effective on the Transition Date. The Board will then consist of four Board members, three of whom will not be “interested persons” of the Funds. The role of the Chair of the Board is to preside over Board meetings and to interface with Lord Abbett, other service providers, and other Board members between meetings. The current Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees. The current Board believes its leadership structure enhances the effectiveness of the Board’s oversight role.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to standing committees comprised solely of independent Board members (each a “Committee” and collectively, the “Committees,” the members of which are referred to as “Committee members”). Each Committee is chaired by an independent Board member who is responsible for presiding over meetings and interfacing with Lord Abbett, other service providers, and other Board members between meetings. Committee chairs also perform such other functions as the Board or the Committee may delegate to them from time to time. Each Fund’s Board has four Committees: an Audit Committee; a Governance Committee; an Investment Committee; and a Proxy Conflict Committee. The Funds also have an ad hoc Compensation Committee that periodically reviews independent Board member compensation. The Board reviews the Chief Compliance Officer’s (“CCO”) compensation, which is paid by Lord Abbett. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Funds’ business and affairs and their associated risks. The Board and each Committee conduct annual assessments of their oversight function and structure. Information regarding the composition and function of the Committees is provided in Appendix C.

The Board meets on a regular basis, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The independent Board members also meet regularly without the presence of management and are advised by independent legal counsel.

Information about the number of times the Board and each Committee met during each Fund’s most recent fiscal year is provided in Appendix D. No Board member attended less than 75% of the total number of meetings of each Board and Committee on which the Board member served during each Fund’s most recently completed fiscal year.

The Board has engaged Lord Abbett to manage the Funds on a day-to-day basis. The Board is responsible for overseeing Lord Abbett, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Board reviews, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Board also conducts reviews of Lord Abbett and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of Lord Abbett or other service providers (depending on the nature of the risk), subject to the supervision of Lord Abbett. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. While Lord Abbett has (and the Funds’ service providers have) implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operation of the Funds. Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.

The Audit Committee and the Investment Committee play important roles in overseeing risk management on behalf of the Funds. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Investment Committee meets regularly with the Funds’ portfolio managers to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.

The Audit Committee operates pursuant to a written charter. For a copy of the Audit Committee Charter, please refer to Appendix L. The Audit Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; (iii) has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence and (iv) based on these reviews and discussions, the Audit Committee recommended that the Board ratify the inclusion of the audited financial statements in each Fund’s annual report.

The Committee system facilitates the timely and efficient consideration of matters by the Board members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and their associated risks.

Lord Abbett’s CCO oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, Lord Abbett, and the Funds’ service providers. The independent Board members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

Finally, the Board appoints officers of the Funds to oversee the Funds’ daily affairs. Each officer is an interested person of the Funds under the 1940 Act because he or she is a partner or employee of Lord Abbett. Information about the executive officers of each Fund is set forth in Appendix E.

Board Compensation

Information relating to compensation paid to Board members is provided in Appendix F.

Equity Securities Owned by Board Nominees and Executive Officers

Information relating to the dollar range of equity securities owned by Board nominees and current Board members in the Funds as of May 10, 2024 is set forth in Appendix G. Information concerning the Board nominees’ and the Funds’ executive officers’ aggregate ownership in the Funds and the current Board members’ and the Funds’ executive officers’ aggregate ownership in the Funds is provided in Appendix H.

Investment Adviser, Administrator, and Principal Underwriter

Lord Abbett, a privately owned Delaware limited liability company, serves as each Fund’s investment adviser and administrator. Lord Abbett Distributor LLC (the “Distributor”), a wholly owned subsidiary of Lord Abbett, serves as each Fund’s principal underwriter. Lord Abbett and the Distributor are located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and, as of April 30, 2024, manages approximately $196.06 billion in assets across a full range of funds, institutional accounts, and separately managed accounts, including $1.29 billion for which Lord Abbett provides investment models to managed account sponsors.

The Board recommends that you vote “FOR” the election of each Board nominee.

VOTING INFORMATION

Ownership of Fund Shares

The table in Appendix I sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of May 10, 2024 will be available for inspection at the Meeting.

As of May 10, 2024, to the best of the Funds’ knowledge, the persons listed in Appendix J beneficially owned more than 5% or 25%, as applicable, of the outstanding shares of the class or Fund indicated.

Solicitation Method

Solicitation may be made by mail, telephone, fax, e-mail, or the Internet by officers or employees of Lord Abbett, or by financial intermediaries and their representatives. The Funds may request that brokerage firms, custodians, banks, and other fiduciaries forward proxy solicitation material to beneficial owners of Fund shares. Lord Abbett will reimburse brokerage firms, custodians, banks, and other fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to beneficial owners of each Fund’s shares (i.e., shareholders who hold Fund shares through a financial intermediary in its name for their benefit).

Lord Abbett also will reimburse insurance companies, to the extent required by any agreement between the Funds and such insurance companies, for the cost of forwarding this information to variable annuity contract owners for the purpose of obtaining their voting instructions as to shares attributable to their contracts.

The Funds have retained Computershare Inc. (“Computershare”), 1290 Avenue of Americas, 9th Floor, New York, NY 10104, a proxy services firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Computershare’s fees will be approximately $40,000 for such services (including reimbursement of out-of-pocket expenses). Computershare may solicit proxies personally and by mail, telephone, fax, e-mail, or the Internet, all of which Lord Abbett will pay.

Solicitation Costs

Lord Abbett will bear the cost of preparing, printing, and mailing this Proxy Statement, the enclosed proxy, and the accompanying notice, and costs in connection with the solicitation of proxies. Lord Abbett also will incur additional out-of-pocket costs, such as legal expenses and auditor fees, in connection with the preparation of this Proxy Statement.

Quorum

Each Fund must achieve a quorum of shareholders to conduct business at the Meeting. For each of the Funds, the holders of one-third of the shares entitled to vote on any matter at the Meeting, present virtually or by proxy, will constitute a quorum of the Fund.

Required Vote

Each Fund is organized as a Delaware statutory trust. At the Meeting, the shareholders of each Fund will vote collectively as a single class on the election of each Board nominee.

The affirmative vote of a plurality of the votes validly cast with respect to a Board nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under the Proposal.

Abstentions and Broker Non-Votes

Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretionary voting authority or elect not to exercise such authority), if any, will be counted as represented at the Meeting for purposes of determining whether a quorum has been reached, but will have no effect on the outcome of the election of any Board nominee.

Recording and Tabulation of Votes

Votes cast by proxy or virtually at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether a quorum is present at the Meeting for each Fund.

If you hold your shares directly (not through a financial intermediary) and you return a signed and dated proxy card that does not specify how you wish to vote, your shares will be voted “FOR” each of the Board nominees.

If you hold your shares through a financial intermediary, you must instruct the financial intermediary how to vote your shares. Because the Proposal is a “routine” matter under rules of the New York Stock Exchange, financial intermediaries may exercise their discretionary authority to vote shares of beneficial owners who do not provide timely voting instructions for the Proposal or to “echo vote” such shares in the same proportion as those shares for which the financial intermediaries have received voting instructions. In addition, a properly executed proxy card, voting instruction card, or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted may be deemed an instruction to vote such shares “FOR” each Board nominee. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares.

Revocation

To revoke a proxy, you must submit a written notice of revocation or later dated proxy to the applicable Fund, or virtually attend the Meeting and vote, in all cases before the proxy is exercised at the Meeting. Merely attending the Meeting, however, will not revoke a previously executed proxy. If you hold shares through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions after you have provided them.

Attendance at the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If you plan to attend the Meeting virtually, you will receive an email containing an event link and dial-in information, and a password in order to access the Meeting. If you hold Fund shares through a financial intermediary, in order to access the meeting you also must show satisfactory proof of ownership of shares in a Fund, such as your voting instruction form or a statement indicating ownership as of the Record Date. If you hold Fund shares through a financial intermediary, you will not be able to vote virtually at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary and present it prior to the Meeting. Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing, dating, and returning your proxy card.

Adjournment of the Meeting

If any Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. Whether or not a quorum is present, the Meeting may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, provided that the Meeting shall not be adjourned for more than six months beyond the originally scheduled meeting date. Whether or not a quorum is present, the Meeting may be adjourned or postponed by, or upon the authority of, the chair of the meeting or the Trustees to another date and time, provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current Board members, including a majority of the independent Board members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the Fund’s independent registered public accounting firm for the current fiscal year. D&T also will prepare the Funds’ federal and state income tax returns and provide certain permitted non-audit services. D&T, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by D&T to the Fund of non-audit services to the Fund or of professional services to Lord Abbett and entities that control, are controlled by or are under common control with Lord Abbett is compatible with maintaining D&T’s independence and has discussed D&T’s independence with them. Representatives of D&T are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available if any matter arises requiring their presence.

Appendix K sets forth for each Fund the amount of fees billed by D&T for the two most recent fiscal years for all audit, non-audit, tax, and all other services provided directly to the Fund.

ADDITIONAL INFORMATION

Submission of Shareholder Proposals

The Funds do not hold annual shareholder meetings. A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund, including a shareholder nomination for election to the Board of a Fund, must be received at the principal offices of the Funds a reasonable time before the Fund begins to print and send its proxy materials for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not guarantee that the Funds will include the proposal in a proxy statement.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 90 Hudson Street, Jersey City, New Jersey 07302-3973. Communications to the Board must be signed by the shareholder and must specify: (1) the shareholder’s name and address, (2) the number of Fund shares owned by the shareholder, (3) the Fund(s) in which the shareholder owns shares, and (4) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.

Householding. We have adopted a policy that allows us to send only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household”, unless the Fund has received instructions to the contrary. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or Attention: 534489, 500 Ross Street 154-0520, Pittsburgh, PA 15262 (overnight mail).

Other Business Items

Management does not intend to present any items other than the Proposal and is not aware that any other items of business will be presented at the Meeting.

However, if other matters are properly presented for a vote at the Meeting, the persons named as proxies will vote on such matters in their sole discretion.

Whether or not you plan to attend the Meeting, please vote promptly using one of the methods below.

•	Internet. Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Telephone. Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•	Mail. Complete, sign, and date your proxy card and mail it to the address shown on the card.

By Order of the Boards,

Randolph A. Stuzin
June 5, 2024	Vice President and Assistant Secretary

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Appendix A: Biographical Information

Board Nominees’ Biographical Information

If elected, each Board nominee would oversee three funds in the Lord Abbett Family of Funds.

Table 1. Certain biographical and other information relating to each Board nominee who is an “interested person” of each Fund, as that term is defined in the 1940 Act, is set forth below. Steven Rocco is an interested person of the Funds because he is a Partner and Co-Head of Fixed Income of Lord Abbett, each Fund’s investment adviser.

Name, Address, and Year of Birth	Position to be Held with Funds	Principal Occupation During Past Five Years	Other Directorships Held by Nominee During Past Five Years
Steven Rocco Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1979)	Trustee; President; Chief Executive Officer	Co-Head of Taxable Fixed Income and Partner (since 2011), and was formerly Associate Portfolio Manager, joined Lord Abbett in 2004.	None.

Table 2. Certain biographical and other information relating to the Board nominees who are not “interested persons” of each Fund, as that term is defined in the 1940 Act, is set forth below.

Name, Address and Year of Birth	Position to be Held with the Funds	Principal Occupation and Other Directorships Held by Nominee During the Past Five Years
Lorraine Hendrickson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1965)	Trustee

Principal Occupation: Director at Deloitte (2014-2015); Chief Administrative Officer at BNY Mellon Investment Management International (2012-2014); Head of Performance Analytics and Performance Oversight Committee Chair at Merrill Lynch Investment Management (1988-2006).
Other Directorships: Trustee and Audit Chair of Creatd, Inc. (2022).

John Shaffer Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1964)	Trustee

Principal Occupation: Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007-2014); Head of America’s Credit Sales at Merrill Lynch (2001-2006).
Other Directorships: Advisory Council Member of Strategic Partners (2021-2023).

Name, Address and Year of Birth	Position to be Held with the Funds	Principal Occupation and Other Directorships Held by Nominee During the Past Five Years
Lisa Shalett Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Trustee

Principal Occupation: Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018-2019); Partner at Goldman Sachs (2002-2015) and formerly other roles (1995-2002); and Co-Founder of Extraordinary Women on Boards (since 2021).
Other Directorships: Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019-2023); Board member of Bully Pulpit Interactive (2017-2022); and Board member of PerformLine (2015-2019).

Current Board Member’s Biographical Information

Table 1. Certain biographical and other information relating to each current Board member who is an “interested person” of each Fund, as that term is defined in the 1940 Act, is set forth below. Douglas B. Sieg is an interested person of the Funds because he is the Managing Partner of Lord Abbett, each Fund’s investment adviser.

Name, Address, and Year of Birth	Position Held with the Funds	Year Elected as Board Member	Principal Occupation During the Past Five Years	Other Directorships Held by Nominee During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board Member	2016	Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994.	None.

Table 2. Certain biographical and other information relating to the current Board members who are not “interested persons” of each Fund, as that term is defined in the 1940 Act, is set forth below.

Name, Address, and Year of Birth	Position Held with the Funds	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Board Members
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board Member Chair (since January 1, 2024) Vice Chair (2023)	2011	None.	None.

Name, Address, and Year of Birth	Position Held with the Funds	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board Member	2017	President and Chief Investment Officer of CenturyLink Investment Management Company (2006-2024).	None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board Member	2012	Owner of McTaggart LLC (since 2011).	None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board Member	2019	None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).	Previously served as Director of Johnson & Johnson (2005-2022); Director of Xerox Corporation (2007-2018).
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board Member	2017	President and Director of Wells Fargo Funds Management, LLC (2003-2017); President of Wells Fargo Funds (2003-2016).	None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board Member	2021	Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992-2016).	Currently serves as Director of Assured Guaranty (since 2021), Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021-2022).
Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board Member	2021	President of Colorado College (since 2021). Formerly Dean at University of California, Irvine-School of Law (2017-2021); Professor of Law at University of California, Irvine (2014-2017).	None.
Mark A. Schmid (1959)	Board Member	2016	Vice President and Chief Investment Officer of the University of Chicago (2009-2021).	Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

Name, Address, and Year of Birth	Position Held with the Funds	Year Elected as Board Member	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board Member	2006	Chair of Tullis Health Investors—FL LLC (since 2019, CEO from 2012-2018). Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990-2016).

Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019-2023); Director of electroCore, Inc. (2018-2020).

Appendix B: Experience, Qualification, and Skills

Board Nominees’ Experience, Qualification, and Skills

Interested Board Nominee:

•	Steven Rocco. Co-Head of Taxable Fixed Income and Partner (since 2011), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement.

Independent Board Nominees:

•

Lorraine Hendrickson. Chief Administrative Officer at BNY Mellon Investment Management International (2012-2014), financial services industry experience, chief executive officer experience, financial and audit expertise, entrepreneurial background, corporate governance experience, and civic/community involvement.

•

John Shaffer. Advisory Council Member of Strategic Value Partners (2021-2023), former Co-Head of Americas’ Credit Sales at Goldman Sachs (2017-2014), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

•

Lisa Shalett. Partner at Goldman Sachs (1995-2015), former Head of Strategic Innovation at Brookfield Asset Management (2018-2019), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

Current Board Members’ Experience, Qualification, and Skills

Current Independent Board Members:

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Funds (since 2011), financial services industry experience, chief executive officer experience, leadership experience, marketing experience, corporate governance experience, and civic/community involvement.

•	Kathleen M. Lutito. Board tenure with the Lord Abbett Funds (since 2017), financial services industry experience, financial expertise, leadership experience, and corporate governance experience.

•

James M. McTaggart. Board tenure with the Lord Abbett Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

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•

Charles O. Prince. Board tenure with the Lord Abbett Funds (since 2019), financial services industry experience, chief executive officer experience, legal and regulatory experience, entrepreneurial background and corporate governance experience.

•	Karla M. Rabusch. Board tenure with the Lord Abbett Funds (since 2017), chief executive officer experience, mutual fund industry experience, financial expertise, and corporate governance experience.

•

Lorin Patrick Taylor Radtke. Board tenure with the Funds (since 2021), financial services industry experience, entrepreneurial background, corporate governance experience, legal and regulatory experience, technology experience, marketing experience, and civic/community involvement.

•

Leah Song Richardson. Board tenure with the Funds (since 2021), chief executive officer experience, legal and regulatory experience, service in academia, strategic budgeting experience, fiduciary responsibility experience, and civic/community involvement.

•

Mark A. Schmid. Board tenure with the Lord Abbett Funds (since 2016), financial services industry experience, leadership experience, corporate governance experience, service in academia, financial expertise, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Current Interested Board Member:

•	Douglas B. Sieg. Board tenure with the Lord Abbett Funds (since 2016), financial services industry experience, chief executive officer experience, leadership experience, corporate governance experience, and civic/community involvement.

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Appendix C: Standing Committees of the Board

Committee	Current Committee Members	Description
Audit Committee	Evelyn E. Guernsey Karla M. Rabusch (Chair) Lorin Patrick Taylor Radtke Leah Song Richardson

The Audit Committee is comprised solely of Independent Board Members. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Funds’ independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Governance Committee	Evelyn E. Guernsey Kathleen M. Lutito James M. McTaggart Charles O. Prince (Chair) Mark A. Schmid James L.L. Tullis

The Governance Committee is comprised solely of Independent Board Members. Among other things, the Governance Committee (i) reviews the composition of the Board; (ii) reviews committee and Board and committee leadership assignments; (iii) reviews the responsibilities of any committees of the Board; (iv) reviews compensation of the Independent Board Members; (v) reviews Board governance procedures and determines the form of the Board’s annual self-evaluation; and (vi) monitors the performance of independent legal counsel employed by the Independent Board Members.

Investment Committee	Evelyn E. Guernsey Kathleen M. Lutito (Chair) James M. McTaggart Charles O. Prince Karla M. Rabusch Lorin Patrick Taylor Radtke Leah Song Richardson Mark A. Schmid James L.L. Tullis

The Investment Committee is comprised of all Independent Board Members. The Investment Committee meets with Lord Abbett and portfolio management to monitor ongoing developments involving Lord Abbett and the Funds’ portfolios. Among other things, the Investment Committee (i) reviews and monitors the performance of the Funds and (ii) monitors and discusses changes to the Funds’ investment teams and/or processes.

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Committee	Current Committee Members	Description
Proxy Conflict Committee	Evelyn E. Guernsey (Chair) Karla M. Rabusch James M. McTaggart

The Proxy Conflict Committee is comprised solely of Independent Board Members. The Proxy Conflict Committee provides assistance in fulfilling the Board’s responsibilities to the Funds and their shareholders relating to the resolution and/or mitigation of conflicts in the voting securities held by the Funds.

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Appendix D: Board and Committee Meetings

Set forth in the table below is information regarding the number of meetings of the Board and the Committees held during each Fund’s most recently completed fiscal year.

Fund	Number of Meetings During Last Fiscal Year
	Audit Committee	Sustainability and Proxy Committee[1]	Governance Committee	Ad Hoc Compensation Committee	Investment Committee	Proxy Conflict Committee
Credit Opportunities Fund	5	4	5	0	6	0
Special Situations Income Fund	5	4	5	0	6	0
Floating Rate High Income Fund	5	4	5	0	6	0

[1]	The Sustainability and Proxy Committee was eliminated, with its responsibilities generally assumed by the Board.

[2]	The Proxy Conflict Committee was organized on January 31, 2024.

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Appendix E: Executive Officers’ Biographical Information

Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.

Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each Officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.

Name and Year of Birth	Position with Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018.
Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected in 2021

Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017-2021).
Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023

Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019-2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014-2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014-2022).

E-1

Name and Year of Birth	Position with Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014-2023).
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014-2018).

E-2

Appendix F: Board Compensation

Compensation Paid to Current Board Members by each Fund and Aggregate Compensation Paid by All Lord Abbett Funds

Set forth in the table below is information regarding compensation for serving as an independent Board member accrued by each during each Fund’s most recently completed fiscal year. In addition, the last column of the table below includes information regarding the aggregate compensation paid by all of the investment companies that comprise the Lord Abbett-sponsored Funds to the independent Board members for the year ended December 31, 2023. The fees listed below include Board member fees and attendance fees for Board and Committee meetings and fees Board members have chosen to defer under the deferred compensation plan (defined below). Of the amounts shown, the total deferred amount is indicated in footnotes to the table. Mr. Sieg is not compensated for serving as a Trustee of the Fund.

Independent Board member’s fees, including attendance fees for Board and Committee meetings, are allocated among all Lord Abbett Funds based on the net assets of each Fund. A portion of the fees payable by each Fund to its independent Board members may be deferred at the option of a Board member under an equity-based plan (the “deferred compensation plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Board members. The amounts ultimately received by the Board members under the deferred compensation plan will be directly linked to the investment performance of the Lord Abbett Funds.

Name	Credit Opportunities Fund[1]	Special Situations Income Fund[2]	Floating Rate High Income Fund[3]	Aggregate Compensation Paid by Lord Abbett-Sponsored Funds
Evelyn E. Guernsey	$5,220	$246	$34	$573,434
Julie A. Hill[4]	$4,569	$215	$30	$502,164
Kathleen M. Lutito	$4,569	$215	$30	$502,164
James M. McTaggart	$4,199	$198	$27	$460,258
Charles O. Prince	$4,569	$215	$30	$502,164
Karla M. Rabusch	$4,574	$216	$30	$501,351
Lorin Patrick Taylor Radtke	$4,078	$192	$27	$448,434
Leah Song Richardson	$3,721	$176	$24	$409,159
Mark A. Schmid	$4,548	$214	$30	$499,934
James L.L. Tullis	$5,830	$274	$38	$640,184

(1)

The total deferred amounts for Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson, Mr. Schmid, and Mr. Tullis attributable to Credit Opportunities Fund are $0, $822, $4,569, $1,599, $3,016, $0, $2,039, $228, $0 and $1,699, respectively.

(2)

The total deferred amounts for Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson, Mr. Schmid, and Mr. Tullis attributable to Special Situations Income Fund are $0, $39, $215, $75, $142, $0, $96, $11, $0 and $80, respectively.

F-1

(3)

The total deferred amounts for Ms. Guernsey, Ms. Hill, Ms. Lutito, Mr. McTaggart, Mr. Prince, Ms. Rabusch, Mr. Radtke, Ms. Richardson, Mr. Schmid, and Mr. Tullis attributable to Floating Rate High Income Fund are $0, $5, $30, $10, $20, $0, $13, $1, $0 and $11, respectively.

(4)	Ms. Hill retired as a Trustee/Director of the Lord Abbett Funds effective December 31, 2023.

F-2

Appendix G: Ownership of Fund Shares

Table 1. Board Nominees

The following table provides certain information on the dollar range of equity securities beneficially owned by each Board nominee in each Fund as of March 31, 2024.

Name	Credit Opportunities Fund	Special Situations Income Fund	Floating Rate High Income Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen By Board Nominee
Lorrain Hendrickson	$0	$0	$0	$0
John Shaffer	$0	$0	$0	$0
Lisa Shalett	$0	$0	$0	$0
Steven Rocco*	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Mr. Rocco is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

Table 2. Current Board Members

The following table provides certain information on the dollar range of equity securities beneficially owned by each current Board member in each Fund as of March 31, 2024.

Name	Credit Opportunities Fund	Special Situations Income Fund	Floating Rate High Income Fund	Aggregate Dollar Range of Equity Securities in All Lord Abbett Funds Overseen By Current Board Members
Evelyn E. Guernsey	None	None	None	Over $100,000
Kathleen M. Lutito	None	None	None	Over $100,000
James M. McTaggart	None	None	None	Over $100,000
Charles O. Prince	None	None	None	Over $100,000
Karla M. Rabusch	None	None	None	Over $100,000
Lorin Patrick Taylor Radtke	None	None	None	Over $100,000
Leah Song Richardson	None	None	None	Over $100,000
Mark A. Schmid	None	None	None	Over $100,000
James L.L. Tullis	None	None	None	Over $100,000
Douglas B. Sieg*	Over $100,000	None	Over $100,000	Over $100,000

*	Mr. Sieg is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

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Appendix H: Aggregate Ownership of Fund Shares

Table 1. Board Nominees’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of May 10, 2024, the Board nominees and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Fund	Class	Percentage of Ownership as a Group
Floating Rate High Income Fund	I	7.84%

Table 2. Current Board Members’ and Executive Officers’ Aggregate Ownership of Fund Shares

As of May 10, 2024, the current Board members and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.

Fund	Class	Percentage of Ownership as a Group
Floating Rate High Income Fund	I	7.84%

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Appendix I: Shares Outstanding as of May 10, 2024

Fund	Class A	Class U	Institutional Class/Class I
Credit Opportunities Fund	77,357,110.6390	20,593,719.3570	126,147,604.6410
Special Situations Income Fund	1,858,820.9220	0	9,454,485.9830
Floating Rate High Income Fund	500,000.0000	0	666,470.0810

I-1

Appendix J: Principal Shareholders

Table 1. Except as set forth below, to the knowledge of the applicable Fund, as of May 10, 2024, no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.

Fund	Name and Address of Beneficial Owner	Shareholder Shares	Percent of Class
CREDIT OPPORTUNITIES FUND CLASS A	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	7,037,441.04	9.10%
CREDIT OPPORTUNITIES FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,995,314.06	11.89%
	LPL FINANCIAL FBO: CUSTOMER ACCOUNTS MUTUAL FUND OPERATIONS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11,816,335.54	9.37%
	LORD ABBETT CREDIT OPPORTUNITES OFFSHORE ACCESS FUND LTD C/O MAPLES CORP SERVICES LIMITED 90 HUDSON ST JERSEY CITY NJ 07302-3900	15,421,226.26	12.22%
	THE DOW FOUNDATION U/A DEC 8 86 59 N BEACH RD HOBE SOUND FL 33455-2101	8,552,842.99	6.78%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	30,393,658.85	24.09%
	C/O BNY MELLON ID 225 SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	17,596,121.54	13.95%
FLOATING RATE HIGH INCOME FUND CLASS A	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	500,000.00	100.00%
FLOATING RATE HIGH INCOME FUND CLASS I	ROBERT ANDREW LEE 90 HUDSON ST JERSEY CITY NJ 07302-3900	45,048.54	6.76%
	ANDREW HAYDON O’BRIEN & CAROLYN ANN TENNEY JTWROS 90 HUDSON ST JERSEY CITY NJ 07302-3900	87,943.24	13.20%

Fund	Name and Address of Beneficial Owner	Shareholder Shares	Percent of Class
	LAWRENCE B STOLLER & MELISSA B STOLLER JTWROS 1133 PARK AVENUE APT. PH16E NEW YORK NY 10128-1246	42,988.90	6.45%
	DOUGLAS B SIEG 90 HUDSON ST JERSEY CITY NJ 07302-3900	91,460.95	13.72%
	STEVEN F ROCCO 90 HUDSON ST JERSEY CITY NJ 07302-3900	39,899.41	5.99%
	ANN MARIE BROWNE & PATRICK J BROWNE JTWROS 90 HUDSON ST JERSEY CITY NJ 07302-3900	74,312.03	11.15%
SPECIAL SITUATIONS INCOME FUND CLASS A	STIFEL NICOLAUS & COMPANY, INC A/C 3345-1025 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	163,673.00	8.81%
	STIFEL NICOLAUS & COMPANY, INC A/C 5062-9150 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	116,572.87	6.27%
	STIFEL NICOLAUS & COMPANY, INC A/C 2941-1582 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	110,754.07	5.96%
	STIFEL NICOLAUS & COMPANY, INC A/C 1730-5260 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	110,073.27	5.92%
	STIFEL NICOLAUS & COMPANY, INC A/C 7446-6725 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	107,762.85	5.80%
	STIFEL NICOLAUS & COMPANY, INC A/C 7821-3758 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	110,754.07	5.96%
	STIFEL NICOLAUS & COMPANY, INC A/C 8318-6763 STIFEL NICOLAUS & COMPANY, INC 501 NORTH BROADWAY ST LOUIS MO 63102	348,721.40	18.76%

Fund	Name and Address of Beneficial Owner	Shareholder Shares	Percent of Class
SPECIAL SITUATIONS INCOME FUND CLASS I	THE DOW FOUNDATION U/A DEC 8 86 59 N BEACH RD HOBE SOUND FL 33455-2101	5,002,614.38	52.91%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	3,687,613.24	39.00%

Table 2. Except as set forth below, to the knowledge of the applicable Fund, as of May 10, 2024, no person is a beneficial owner of 25% or more of a Fund and therefore a “control person” of the Fund under the 1940 Act.

Fund	Name and Address of Beneficial Owner	Shareholder Shares	Percent of Fund
FLOATING RATE HIGH INCOME FUND	LORD ABBETT & CO LLC 90 HUDSON ST JERSEY CITY NJ 07302-3900	500,000.00	42.86%
SPECIAL SITUATIONS INCOME FUND	THE DOW FOUNDATION U/A DEC 8 86 59 N BEACH RD HOBE SOUND FL 33455-2101	5,002,614.379	44.22%
SPECIAL SITUATIONS INCOME FUND	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1901	3,687,613.244	32.60%

Appendix K: Fees Paid to the Funds’ Independent Registered Public Accounting Firm

The following table sets forth the amount D&T billed the Funds for professional services rendered by D&T for the two fiscal years indicated in the table and certain other information.

Fund	Fiscal Year Ended	Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	Total Fees for Services Provided to Fund	All Other Fees
Credit Opportunities Fund	12/31/22	$69,000	$0	$0	$69,000	$0
	12/31/23	$75,000	$0	$0	$75,000	$0
Special Situations Income Fund	12/31/22	$42,000	$0	$0	$42,000	$0
	12/31/23	$50,000	$0	$0	$50,000	$0
Floating Rate High Income Fund	12/31/22	$15,000	$0	$0	$15,000	$0
	12/31/23	$65,000	$0	$0	$65,000	$0

(1)	Consists of fees for audits of the Funds’ annual financial statements.

(2)	Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

(3)	Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

(4)	Consists of any fees for services provided for each Fund not included in the previous columns.

The Audit Committee has approved 100% of the services listed in the table above. The aggregate non-audit fees billed by D&T for services rendered to the Funds are shown above in the column titled “All Other Fees.” The aggregate non-audit fees billed by D&T for services rendered to Lord Abbett for the past two fiscal years were:

Fiscal Year End:	Non-Audit Fees
December 31, 2022	$0
December 31, 2023	$0

Other than the fees discussed above as well as the fees related to audit, audit-related, and tax service, D&T did not bill any fees for services rendered to entities controlling, controlled by, or under common control with Lord Abbett for the past two fiscal years.

The Funds’ Audit Committees have adopted policies and procedures that generally provide that the Funds’ Audit Committees must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Each Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000

K-1

annually. The Chair will report any pre-approval decisions to the Audit Committees at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committees. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committees. The Funds’ Audit Committees have considered the provision of non-audit services rendered to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund and have determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

K-2

Appendix L: Audit Committee Charter

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

The Audit Committee of the Board of Directors/Trustees of each Fund comprising the Lord Abbett Family of Funds1 shall be composed of not less than two members of the Board who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), each of whom is able to read and understand financial statements. No member of the Audit Committee may accept any consulting, advisory, or other compensatory fee from the Fund other than in his or her capacity as a member of the Audit Committee or another committee of the Board, or a member of the Board, or be an affiliated person of the Fund other than in his or her capacity as a member of the Board.

The Audit Committee shall provide assistance to the Board in fulfilling its responsibilities to the Fund relating to accounting matters and financial and tax reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Audit Committee, the independent accountants, and the financial and executive management of the Fund, including those officers of the Fund who are members or employees of Lord, Abbett & Co. LLC (“Management”).

In carrying out these responsibilities, the Audit Committee shall meet four times a year, with additional meetings being held as deemed appropriate by the Audit Committee Chair, and perform the following functions:

1.

Be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (the “independent accountants”) (including resolution of disagreements between Management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing audit report or related work. The public accounting firm shall report directly to the Audit Committee.

2.

Evaluate the independence of the public accounting firm employed by the Fund, including evaluating whether the firm provides audit services or non-audit services to Lord, Abbett & Co. LLC or non-audit services to the Fund or other Lord Abbett Funds, and to receive the independent accountants’ specific representations as to its independence.

[1] The Boards of Directors/Trustees and their Audit Committees collectively are referred to herein as the “Board” and the “Audit Committee,” respectively, and the Lord Abbett Family of Funds are referred to as the “Funds” or “Fund,” as the context requires.

3.

Meet with the independent accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, meet and review with the independent accountants and Management, as necessary:

a.	The independent accountants’ report on the Fund’s financial statements

b.	Any significant changes required in the public accounting firm’s audit plan;

c.	Any serious difficulties or disputes with Management encountered during the course of the audit; and

d.

Any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards, including applicable standards adopted by the Public Company Accounting Oversight Board, and as required under Section 204 of the Sarbanes-Oxley Act of 2002, as amended, and the rules adopted by the U.S. Securities and Exchange Commission thereunder.

4.

Review with the independent accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by Management to recommendations for improvement made by the independent accountants.

5.

Periodically, review with the independent accountants the form of the Fund’s financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto and any significant changes to those policies, to determine that the independent accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders.

6.

At least annually, provide sufficient opportunity for the independent accountants to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings is the independent accountants’ evaluation of Management’s financial and accounting personnel and the cooperation that the independent accountants received during the course of its audit.

7.	At least annually, meet, without representatives of the independent accountants present, to evaluate the performance of the independent accountants.

8.

Receive, retain, and consider complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and submissions by employees of the Fund or employees or members of Lord, Abbett & Co. LLC of concerns regarding questionable accounting or auditing matters. In considering such complaints or submissions, the Audit Committee shall consult with counsel and with such other experts as it deems necessary and shall treat such complaints or submissions confidentially, to the extent consistent with the best interests of the related Fund and it shareholders.

9.	Investigate improprieties or suspected improprieties in Fund operations.

10.	Recommend to the Board the adoption of, and any amendments to, a Code of Ethics for senior financial officers of the Fund as required by Section 406 of the Sarbanes-Oxley Act of 2002.

11.

Review the reports of Management describing all pricing and liquidity determinations in accordance with the Fund’s Pricing & Valuation Procedures and Liquidity Risk Management Program and Policy, including all reporting provided by Management in its capacity as the Funds’ “Valuation Designee” under Rule 2a-5 under the 1940 Act.

12.	Review reports regarding “as of” transactions in shares of the Fund’s capital stock.

13.	Review violations of the Funds’ Code of Ethics and determine whether to recommend to Management any change in the action Management implemented.

14.	Receive reports from Management and third-party consulting firms (if any) on Fund tax matters.

15.	To act as the Fund’s Qualified Legal Compliance Committee under 17 CFR Part 205.

16.	Summarize proceedings of all meetings of the Audit Committee at meetings of the Board of the Fund.

17.	To the extent the Committee deems appropriate, cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties.

18.

Consider such other matters as may be from time to time referred to it by the Board of the Fund or carry out other duties or responsibilities delegated to the Audit Committee by the Board from time to time.

The responsibilities and powers of the Audit Committee shall be construed and limited by the recognition of the following general principles:

•	Management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal control; and

•	The independent accountants have the primary responsibility to plan and implement a proper audit, including consideration of the Funds’ accounting, reporting, and internal control practices.

Therefore, the authority and responsibilities set forth in this Charter recognize that members of the Audit Committee are not acting as accountants or auditors and this Charter does not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any Fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent accountants’ report. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Audit Committee, nor does it decrease the duties and obligations of other Audit Committee members or the Board.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible so that it can best react to changing conditions and environments and to assist the Board with its oversight responsibilities of the Fund’s accounting and reporting practices. The Audit Committee shall have the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties, and to provide for appropriate funding for payment of compensation to the registered public accounting firm employed by the Fund for the purpose of rendering or issuing audit reports and to any advisers employed by the Audit Committee.

Approved: January 31, 2024

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LORD ABBETT CREDIT OPPORTUNITIES FUND LORD ABBETT SPECIAL SITUATIONS INCOME FUND LORD ABBETT FLOATING RATE HIGH INCOME FUND PO Box 43131 Providence, RI 02940-3131	YOUR VOTE MATTERS EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING
at the following Website:
www.meetnow.global/MV7WWPA
   on June 28 at 9:00 a.m. Eastern Time.
To participate in the Virtual Meeting,
enter the 14-digit control number
from the shaded box on this card.

Please detach at perforation before mailing.

PROXY	LORD ABBETT CREDIT OPPORTUNITIES FUND, LORD ABBETT SPECIAL SITUATIONS INCOME FUND, AND LORD ABBETT FLOATING RATE HIGH INCOME FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LORD ABBETT CREDIT OPPORTUNITIES FUND, LORD ABBETT SPECIAL SITUATIONS INCOME FUND, AND LORD ABBETT FLOATING RATE HIGH INCOME FUND.

The undersigned hereby appoints Douglas B. Sieg and Randolph A. Stuzin, and any of them, as proxies for the undersigned, with full power of substitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Funds, held of record by the undersigned on May 10, 2024 at the Joint Special Meeting of Shareholders (the “Meeting”) to be held virtually on June 28, 2024 at 9:00 a.m., Eastern time, at the following Website: www.meetnow.global/MV7WWPA, and at any adjournments or postponements thereof. To participate in the virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby revokes any and all proxies with respect to the shares being voted at the Meeting heretofore given by the undersigned. Please sign and date the reverse side.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any continuations, adjournments, postponements or reschedulings thereof. If no direction is made, this proxy will be voted “FOR” the Proposal and in the discretion of the proxies upon such other business as may properly come before the Meeting. Please refer to the Joint Proxy Statement for a discussion of the Proposal. Please refer to the Joint Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

LOR_33871_052224
PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders of

Lord Abbett Credit Opportunities Fund,
Lord Abbett Special Situations Income Fund, and
Lord Abbett Floating Rate High Income Fund
to Be Held on June 28, 2024 at 9:00 a.m. Eastern Time
The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lor-33871

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

FUNDS

Lord Abbett Credit Opportunities Fund
Lord Abbett Special Situations Income Fund
Lord Abbett Floating Rate High Income Fund

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X

 A  Proposals   THE BOARD OF TRUSTEES OF THE LORD ABBETT FUNDS LISTED ABOVE UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL.

1.	Election of your Fund’s Board of Trustees to take effect as of the later of (i) July 5, 2024 and (ii) the date the nominees of the Fund are elected.				FOR	WITHHOLD	FOR ALL
					ALL	ALL	EXCEPT
	01. John Shaffer	02. Lisa Shalett	03. Lorraine Hendrickson	04. Steven Rocco	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.___________________________________

The transaction of any other business that may properly come before the meeting.

 B   Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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